UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-21311

Registrant Name:	PIMCO High Income Fund

Address of Principal Executive Offices:	1633 Broadway New York, NY 10019

Name and Address of Agent for Service:	Trent W. Walker 650 Newport Center Drive Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	July 31

Date of Reporting Period:	April 30, 2018

Item 1. Schedule of Investments

Schedule of Investments

PIMCO High Income Fund

April 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 128.6% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 2.6%
Alphabet Holding Co., Inc.
5.401% (LIBOR03M + 3.500%) due 09/26/2024 ~		$100	$86
Altice Financing S.A.
5.098% (LIBOR03M + 2.750%) due 01/31/2026 ~		31	30
Avantor, Inc.
5.901% (LIBOR03M + 4.000%) due 11/21/2024 ~		50	50
Beacon Roofing Supply, Inc.
4.128% (LIBOR03M + 2.250%) due 01/02/2025 ~		60	60
California Resources Corp.
6.647% (LIBOR03M + 4.750%) due 12/31/2022 ~		50	51
Centene Corp.
TBD% due 09/13/2018		2,200	2,200
Crown Americas LLC
4.312% (LIBOR03M + 2.000%) due 01/29/2025 ~		50	51
CSC Holdings LLC
4.397% (LIBOR03M + 2.500%) due 01/25/2026 ~		100	100
Dell, Inc.
3.910% (LIBOR03M + 2.000%) due 09/07/2023 ~		100	100
Forbes Energy Services LLC
5.000% - 7.000% due 04/13/2021		857	868
Frontier Communications Corp.
5.660% (LIBOR03M + 3.750%) due 06/15/2024 ~		895	886
Gartner, Inc.
3.901% (LIBOR03M + 2.000%) due 04/05/2024 ~		5	5
Genworth Financial, Inc.
6.395% (LIBOR03M + 4.500%) due 02/22/2023 ~		50	51
GTT Communications, Inc.
TBD% due 04/28/2025		100	100
iHeartCommunications, Inc.
TBD% due 01/30/2019 ^(e)		17,200	13,663
IRB Holding Corp.
5.128% - 5.248% (LIBOR03M + 3.250%) due 02/05/2025 ~		100	101
Klockner-Pentaplast of America, Inc.
4.750% (EUR003M + 4.750%) due 06/30/2022 ~	EUR	100	116
McDermott Technology, Inc.
TBD% due 04/04/2025 «		$1,400	1,372
Meredith Corp.
4.901% (LIBOR03M + 3.000%) due 01/31/2025 ~		100	101
MH Sub LLC
5.647% (LIBOR03M + 3.750%) due 09/13/2024 ~		169	170
Ministry of Finance and Economic Affairs
TBD% due 12/10/2019 «		200	200
Multi Color Corp.
4.151% (LIBOR03M + 2.250%) due 10/31/2024 ~		24	24
Parexel International Corp.
4.651% (LIBOR03M + 2.750%) due 09/27/2024 ~		100	100
Ply Gem Industries, Inc.
6.089% (LIBOR03M + 3.750%) due 04/12/2025 ~		200	202
Sequa Mezzanine Holdings LLC
7.071% (LIBOR03M + 5.000%) due 11/28/2021 ~		328	332
11.362% (LIBOR03M + 9.000%) due 04/28/2022 ~		140	143
Syniverse Holdings, Inc.
6.895% (LIBOR03M + 5.000%) due 03/09/2023 ~		30	30
Traverse Midstream Partners LLC
5.850% (LIBOR03M + 4.000%) due 09/27/2024 ~		91	91
West Corp.
5.901% (LIBOR03M + 4.000%) due 10/10/2024 ~		58	59
Westmoreland Coal Co.
8.802% (LIBOR03M + 6.500%) due 12/16/2020 ~		1,455	508
Wyndham Hotels & Resorts, Inc.
TBD% due 03/28/2025		100	101

Total Loan Participations and Assignments (Cost $25,234)			21,951

CORPORATE BONDS & NOTES 62.1%
BANKING & FINANCE 28.3%
AGFC Capital Trust
4.098% (US0003M + 1.750%) due 01/15/2067 ~		27,410	15,761
Ally Financial, Inc.
8.000% due 11/01/2031 (m)		2,762	3,363
Ardonagh Midco PLC
8.375% due 07/15/2023 (m)	GBP	2,700	3,897
8.375% due 07/15/2023		3,100	4,475

Assurant, Inc.
4.200% due 09/27/2023		$80	80
Athene Holding Ltd.
4.125% due 01/12/2028		76	71
Atlantic Marine Corps Communities LLC
5.383% due 02/15/2048 (m)		4,521	4,437
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		240	240
AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		30	30
4.350% due 04/20/2028		180	176
5.000% due 04/20/2048		104	99
Banco do Brasil S.A.
4.875% due 04/19/2023		900	896
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(e)	EUR	5,800	2,066
Banco Santander S.A.
6.250% due 09/11/2021 •(i)(j)(m)		500	670
Barclays PLC
6.500% due 09/15/2019 •(i)(j)(m)		2,600	3,344
7.875% due 09/15/2022 •(i)(j)	GBP	7,210	10,941
8.000% due 12/15/2020 •(i)(j)(m)	EUR	7,340	10,215
Brighthouse Holdings LLC
6.500% due 07/27/2037 (i)		$70	72
Brookfield Finance, Inc.
3.900% due 01/25/2028		128	122
4.700% due 09/20/2047		290	278
Cantor Fitzgerald LP
6.500% due 06/17/2022 (m)		13,100	14,152
CBL & Associates LP
5.950% due 12/15/2026 (m)		3,324	2,667
CIT Group, Inc.
5.250% due 03/07/2025		76	78
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	2,800	4,697
Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(i)(j)	EUR	1,600	2,211
Credit Agricole S.A.
7.500% due 06/23/2026 •(i)(j)	GBP	200	318
7.875% due 01/23/2024 •(i)(j)(m)		$250	272
Doctors Co.
6.500% due 10/15/2023 (m)		10,000	10,701
Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	2,738	3,108
Equinix, Inc.
2.875% due 03/15/2024		200	241
2.875% due 10/01/2025		100	118
2.875% due 02/01/2026		200	234
Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		$78	77
Flagstar Bancorp, Inc.
6.125% due 07/15/2021 (m)		3,000	3,171
Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022 (m)		390	397
Freedom Mortgage Corp.
8.250% due 04/15/2025		170	170
Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023 (c)		200	203
GSPA Monetization Trust
6.422% due 10/09/2029		5,958	6,742
HSBC Holdings PLC
6.000% due 09/29/2023 •(i)(j)	EUR	2,600	3,638
6.500% due 03/23/2028 •(i)(j)		$700	712
Hunt Cos., Inc.
6.250% due 02/15/2026		36	34
International Lease Finance Corp.
6.980% due 10/15/2018 ~		18,000	18,171
Iron Mountain, Inc.
5.250% due 03/15/2028		10	10
iStar, Inc.
4.625% due 09/15/2020		20	20
5.250% due 09/15/2022		70	68
Jefferies Finance LLC
7.250% due 08/15/2024		200	199
7.375% due 04/01/2020 (m)		1,200	1,217
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		96	95
Life Storage LP
3.875% due 12/15/2027		42	40
Lloyds Bank PLC
12.000% due 12/16/2024 •(i)(m)		8,500	10,821
Lloyds Banking Group PLC
7.875% due 06/27/2029 •(i)(j)	GBP	200	334
LoanCore Capital Markets LLC
6.875% due 06/01/2020 (m)		$17,000	17,329

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		400	408
MetLife, Inc.
5.875% due 03/15/2028 •(i)		210	215
Midwest Family Housing LLC
6.631% due 01/01/2051		4,852	4,186
Nationwide Building Society
10.250% ~(i)	GBP	36	7,813
Navient Corp.
5.625% due 08/01/2033 (m)		$10,734	9,285
6.500% due 06/15/2022		114	117
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		68	70
Physicians Realty LP
3.950% due 01/15/2028		90	84
Provident Funding Associates LP
6.375% due 06/15/2025		37	37
Rio Oil Finance Trust
8.200% due 04/06/2028		260	271
9.250% due 07/06/2024		19,281	21,233
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)(m)		5,840	6,148
8.000% due 08/10/2025 •(i)(j)(m)		5,860	6,424
8.625% due 08/15/2021 •(i)(j)		3,700	4,061
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(j)	GBP	1,895	2,840
7.375% due 06/24/2022 •(i)(j)		6,363	9,561
Societe Generale S.A.
6.750% due 04/06/2028 •(i)(j)		$200	199
Spirit Realty LP
4.450% due 09/15/2026 (m)		2,300	2,191
Springleaf Finance Corp.
6.125% due 05/15/2022		975	1,003
STORE Capital Corp.
4.500% due 03/15/2028		54	53
WeWork Cos., Inc.
7.875% due 05/01/2025		104	101

			239,778

INDUSTRIALS 27.2%
Air Canada Pass-Through Trust
3.700% due 07/15/2027		34	33
Altice Financing S.A.
6.625% due 02/15/2023 (m)		5,600	5,614
Altice France S.A.
5.375% due 05/15/2022	EUR	2,930	3,628
Altice Luxembourg S.A.
7.250% due 05/15/2022 (m)		3,040	3,647
7.750% due 05/15/2022 (m)		$4,900	4,698
American Woodmark Corp.
4.875% due 03/15/2026		8	8
Andeavor Logistics LP
3.500% due 12/01/2022		16	16
4.250% due 12/01/2027		28	27
Bacardi Ltd.
4.450% due 05/15/2025		200	199
4.700% due 05/15/2028		200	199
5.150% due 05/15/2038		200	198
5.300% due 05/15/2048		200	197
Berry Global, Inc.
4.500% due 02/15/2026		43	41
BMC Software Finance, Inc.
8.125% due 07/15/2021 (m)		13,320	13,353
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (d)(m)		6,210	6,202
Boyne USA, Inc.
7.250% due 05/01/2025		2	2
Caesars Resort Collection LLC
5.250% due 10/15/2025		12	11
Cequel Communications Holdings LLC
7.500% due 04/01/2028		200	204
CH Robinson Worldwide, Inc.
4.200% due 04/15/2028		50	49
Charter Communications Operating LLC
4.200% due 03/15/2028		198	187
Cheniere Energy Partners LP
5.250% due 10/01/2025		49	48
Chesapeake Energy Corp.
5.598% (US0003M + 3.250%) due 04/15/2019 ~		120	120
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		48	47
Community Health Systems, Inc.
5.125% due 08/01/2021 (m)		4,438	4,105
6.250% due 03/31/2023 (m)		8,983	8,214

Crown Americas LLC
4.750% due 02/01/2026		30	29
CSC Holdings LLC
5.375% due 02/01/2028		200	188
CSN Resources S.A.
6.500% due 07/21/2020		596	583
CVS Health Corp.
4.300% due 03/25/2028 (m)		570	563
DAE Funding LLC
4.000% due 08/01/2020		90	90
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (m)		11,130	11,213
EI Group PLC
6.000% due 10/06/2023	GBP	500	752
6.875% due 05/09/2025		6,600	10,033
Ensco PLC
7.750% due 02/01/2026		$14	13
Exela Intermediate LLC
10.000% due 07/15/2023 (m)		172	173
Ferroglobe PLC
9.375% due 03/01/2022 (m)		2,250	2,368
First Quantum Minerals Ltd.
6.500% due 03/01/2024		200	190
6.875% due 03/01/2026		200	191
Ford Motor Co.
7.700% due 05/15/2097 (m)		15,515	18,690
Fresh Market, Inc.
9.750% due 05/01/2023 (m)		9,300	5,161
Frontier Finance PLC
8.000% due 03/23/2022	GBP	6,600	9,416
Full House Resorts, Inc.
8.575% due 01/31/2024 «		$499	491
General Electric Co.
5.000% due 01/21/2021 •(i)		86	85
General Shopping Finance Ltd.
10.000% due 06/01/2018 (i)		5,300	5,194
General Shopping Investments Ltd.
0.000% due 03/20/2022 ^(e)(i)		1,500	1,147
12.000% due 03/20/2022 ^(e)(i)		1,000	765
Hadrian Merger Sub, Inc.
8.500% due 05/01/2026		50	50
Hampton Roads PPV LLC
6.621% due 06/15/2053		20,169	20,560
Harland Clarke Holdings Corp.
8.375% due 08/15/2022		76	78
HCA, Inc.
7.500% due 11/15/2095		3,462	3,453
Hologic, Inc.
4.375% due 10/15/2025		37	36
iHeartCommunications, Inc.
9.000% due 09/15/2022 ^(e)		6,800	5,457
IHS Markit Ltd.
4.000% due 03/01/2026		6	6
Ingevity Corp.
4.500% due 02/01/2026		60	58
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		2,300	1,935
7.250% due 10/15/2020 (m)		8,485	8,326
9.750% due 07/15/2025		175	172
Intelsat Luxembourg S.A.
6.750% due 06/01/2018		2,844	2,830
7.750% due 06/01/2021		5,615	3,832
8.125% due 06/01/2023 (m)		15,504	9,768
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		8,003	7,923
IRB Holding Corp.
6.750% due 02/15/2026		2	2
Live Nation Entertainment, Inc.
5.625% due 03/15/2026		30	30
Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		108	82
Meredith Corp.
6.875% due 02/01/2026		50	51
Metinvest BV
7.750% due 04/23/2023		200	195
8.500% due 04/23/2026		1,400	1,351
Netflix, Inc.
4.875% due 04/15/2028		39	37
New Albertson’s LP
6.570% due 02/23/2028		4,021	2,714
Nufarm Australia Ltd.
5.750% due 04/30/2026		76	76
Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/31/2018 (h)(i)		3,371	80
OI European Group BV
4.000% due 03/15/2023		27	26

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		118	114
4.500% due 03/15/2023		234	225
5.250% due 08/15/2022		19	19
5.500% due 02/15/2024		54	53
Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023 (c)		200	199
Petroleos Mexicanos
6.500% due 03/13/2027		310	321
6.750% due 09/21/2047		170	165
PetSmart, Inc.
5.875% due 06/01/2025		161	117
Pisces Midco, Inc.
8.000% due 04/15/2026		252	253
Pitney Bowes, Inc.
4.700% due 04/01/2023		49	47
QVC, Inc.
5.950% due 03/15/2043 (m)		5,000	4,756
Radiate Holdco LLC
6.875% due 02/15/2023		100	97
Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		12	12
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	13,100	22,585
Safeway, Inc.
7.250% due 02/01/2031 (m)		$5,348	4,514
Scientific Games International, Inc.
5.000% due 10/15/2025		16	15
Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		76	77
Sigma Holdco BV
5.750% due 05/15/2026 (c)	EUR	100	120
7.875% due 05/15/2026 (c)		$200	201
Sprint Spectrum Co. LLC
4.738% due 03/20/2025 (m)		200	202
5.152% due 03/20/2028 (m)		600	610
Standard Industries, Inc.
4.750% due 01/15/2028		134	126
Sunoco LP
4.875% due 01/15/2023		94	93
Syngenta Finance NV
5.182% due 04/24/2028		200	197
T-Mobile USA, Inc.
4.750% due 02/01/2028		29	28
Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028		200	192
Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	500	615
4.500% due 03/01/2025		200	246
6.000% due 04/15/2024		$400	388
6.750% due 03/01/2028 (m)		200	198
TopBuild Escrow Corp.
5.625% due 05/01/2026		75	75
Transcontinental Gas Pipe Line Co. LLC
4.600% due 03/15/2048		40	38
Tronox, Inc.
6.500% due 04/15/2026		26	26
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	276	425
United Group BV
4.375% due 07/01/2022	EUR	100	124
4.875% due 07/01/2024		100	124
Valeant Pharmaceuticals International, Inc.
5.500% due 11/01/2025		$20	20
6.500% due 03/15/2022		127	132
7.000% due 03/15/2024		246	260
ViaSat, Inc.
5.625% due 09/15/2025		136	131
Viking Cruises Ltd.
5.875% due 09/15/2027		38	37
VOC Escrow Ltd.
5.000% due 02/15/2028		106	103
Westmoreland Coal Co.
8.750% due 01/01/2022		10,290	3,550
Wind Tre SpA
2.625% due 01/20/2023	EUR	200	220
2.750% due 01/20/2024 •		200	225
3.125% due 01/20/2025		200	213
5.000% due 01/20/2026		$200	169
Wynn Macau Ltd.
5.500% due 10/01/2027		200	195

			230,362

UTILITIES 6.6%
AT&T, Inc.
3.400% due 08/14/2024 (m)		580	586
3.900% due 08/14/2027 (m)		520	526
4.900% due 08/15/2037 (m)		528	519
5.150% due 02/15/2050 (m)		792	773
5.300% due 08/15/2058 (m)		1,938	1,927
Calpine Corp.
5.250% due 06/01/2026		62	60
CenturyLink, Inc.
7.200% due 12/01/2025		1,122	1,097
DTEK Finance PLC (10.750% Cash or 10.750% PIK)
10.750% due 12/31/2024 (d)		5,927	6,309
Frontier Communications Corp.
8.500% due 04/01/2026		130	127
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		15,200	15,775
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		1,675	1,641
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (d)		2,681	1,474
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		3,986	3,842
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.720% PIK)
7.720% due 12/01/2026 (d)		12,021	3,576
Petrobras Global Finance BV
5.299% due 01/27/2025		46	45
5.999% due 01/27/2028		237	231
6.125% due 01/17/2022		322	341
6.250% due 12/14/2026	GBP	8,600	12,855
6.625% due 01/16/2034		200	294
6.750% due 01/27/2041		$300	285
6.850% due 06/05/2115		178	165
7.375% due 01/17/2027 (m)		2,511	2,697
8.750% due 05/23/2026		173	204
Sprint Corp.
7.625% due 03/01/2026		399	421
Verizon Communications, Inc.
2.875% due 01/15/2038	EUR	140	171
3.375% due 10/27/2036	GBP	100	137

			56,078

Total Corporate Bonds & Notes (Cost $502,567)			526,218

CONVERTIBLE BONDS & NOTES 0.6%
INDUSTRIALS 0.6%
DISH Network Corp.
3.375% due 08/15/2026		$5,100	4,641

Total Convertible Bonds & Notes (Cost $5,100)			4,641

MUNICIPAL BONDS & NOTES 7.5%
CALIFORNIA 0.5%
Anaheim Redevelopment Agency, California Tax Allocation Bonds, (AGM Insured), Series 2007
6.506% due 02/01/2031		2,000	2,299
Sacramento County, California Revenue Bonds, Series 2013
7.250% due 08/01/2025		1,500	1,781

			4,080

DISTRICT OF COLUMBIA 1.2%
District of Columbia Revenue Bonds, Series 2011
7.625% due 10/01/2035		9,740	10,620

ILLINOIS 2.6%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040		11,000	10,776
7.517% due 01/01/2040		9,805	10,620
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		45	47
7.350% due 07/01/2035		30	32
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		365	341

			21,816

NEW YORK 0.2%
Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	1,800	1,800

TEXAS 1.2%
El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013
7.250% due 08/15/2043	7,535	9,956

VIRGINIA 0.2%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	1,375	1,318

WEST VIRGINIA 1.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	66,200	3,953
7.467% due 06/01/2047	9,865	9,738

		13,691

Total Municipal Bonds & Notes (Cost $57,268)		63,281

U.S. GOVERNMENT AGENCIES 4.1%
Fannie Mae
3.500% due 09/25/2027 (a)	439	48
6.206% (- 2.0*LIBOR01M + 10.000%) due 10/25/2041 ~	341	430
8.412% (- 4.0*LIBOR01M + 16.000%) due 05/25/2043 ~	590	468
10.000% (- 5.405*LIBOR01M + 42.703%) due 01/25/2034 ~	218	238
Freddie Mac
0.000% due 02/25/2046 - 08/25/2046 (b)(h)	21,772	16,864
0.100% due 02/25/2046 - 08/25/2046 (a)	192,445	486
4.000% due 08/15/2020 (a)	226	7
4.203% (- 1.0*LIBOR01M + 6.100%) due 07/15/2035 ~(a)	1,162	89
4.303% (- 1.0*LIBOR01M + 6.200%) due 02/15/2042 ~(a)	2,108	214
4.500% due 10/15/2037 (a)	744	76
4.626% due 11/25/2055 «~	14,136	8,500
5.000% (LIBOR01M) due 06/15/2033 ~(a)	1,535	219
5.243% (- 1.0*LIBOR01M + 7.140%) due 08/15/2036 ~(a)	689	126
9.206% (- 2.0*LIBOR01M + 13.000%) due 05/15/2033 ~	53	57
11.097% (US0001M + 9.200%) due 10/25/2027 ~	4,334	5,859
Ginnie Mae
3.500% due 06/20/2042 - 03/20/2043 (a)	2,995	495
4.353% (- 1.0*LIBOR01M + 6.250%) due 02/20/2042 ~(a)	8,395	632
4.500% due 07/20/2042 (a)	249	41
5.000% due 09/20/2042 (a)	438	84

Total U.S. Government Agencies (Cost $35,422)		34,933

NON-AGENCY MORTGAGE-BACKED SECURITIES 19.9%
Adjustable Rate Mortgage Trust
2.237% (US0001M + 0.340%) due 05/25/2036 ~	4,319	2,581
Banc of America Alternative Loan Trust
3.703% (- 1.0*US0001M + 5.600%) due 06/25/2046 ^~(a)	6,445	560
Banc of America Funding Trust
6.000% due 07/25/2037 ^	532	506
6.250% due 10/26/2036	9,055	7,387
Banc of America Mortgage Trust
3.686% due 02/25/2036 ^~	20	19
BCAP LLC Trust
4.962% due 03/26/2037	1,695	1,203
6.000% due 05/26/2037 ~	6,853	4,782
6.260% due 10/26/2036 ~	7,118	7,028
6.725% due 09/26/2036 ~	6,587	6,440
12.614% due 06/26/2036 ~	2,483	977
Bear Stearns Adjustable Rate Mortgage Trust
3.456% due 11/25/2034 ~	70	62
Bellemeade Re Ltd.
8.197% (US0001M + 6.300%) due 07/25/2025 ~	1,250	1,302
CD Mortgage Trust
5.688% due 10/15/2048	3,196	1,650
Chase Mortgage Finance Trust
3.476% due 12/25/2035 ^~	22	22
3.541% due 09/25/2036 ^~	119	118
5.500% due 05/25/2036 ^	4	3
Citigroup Commercial Mortgage Trust
5.800% due 12/10/2049 ~	5,832	4,487
Citigroup Mortgage Loan Trust
3.667% due 07/25/2037 ^~	143	141
3.775% due 11/25/2035 ~	16,511	11,501
3.866% due 08/25/2037 ^~	417	358
6.500% due 09/25/2036	4,455	3,668

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049 ~		2,726	1,615
Commercial Mortgage Loan Trust
6.263% due 12/10/2049 ~		2,573	1,594
Commercial Mortgage Trust
5.845% due 06/10/2046 ~		356	98
Countrywide Alternative Loan Trust
2.147% (US0001M + 0.250%) due 12/25/2046 ~		3,117	2,339
2.898% due 07/25/2046 ^~		28	28
3.103% (- 1.0*US0001M + 5.000%) due 04/25/2035 ~(a)		4,438	285
3.686% due 02/25/2037 ^~		278	270
4.965% due 07/25/2021 ^~		255	250
6.000% due 02/25/2037 ^		6,029	4,194
6.250% (US0001M + 0.650%) due 12/25/2036 ^~		3,378	2,590
6.500% due 06/25/2036 ^		970	762
Countrywide Home Loan Mortgage Pass-Through Trust
3.402% due 09/20/2036 ^~		540	470
3.453% (- 1.0*US0001M + 5.350%) due 12/25/2036 ~(a)		3,313	349
3.480% due 09/25/2047 ^~		52	49
Credit Suisse Commercial Mortgage Trust
5.832% due 02/15/2039 ~		1,000	1,000
5.869% due 09/15/2040 ~		3,529	3,429
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036		2,119	1,897
Epic Drummond Ltd.
0.000% due 01/25/2022 •	EUR	215	258
Eurosail PLC
1.954% (BP0003M + 1.350%) due 06/13/2045 ~	GBP	3,347	3,509
4.604% (BP0003M + 4.000%) due 06/13/2045 ~		988	1,201
Grifonas Finance PLC
0.009% (EUR006M + 0.280%) due 08/28/2039 ~	EUR	4,776	5,200
HarborView Mortgage Loan Trust
3.716% due 08/19/2036 ^~		$439	356
3.736% due 08/19/2036 ^~		26	24
IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •	EUR	6,513	7,157
JPMorgan Alternative Loan Trust
3.244% due 03/25/2037 ^~		$7,195	6,764
JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047		5,100	3,735
5.623% due 05/12/2045		1,901	1,770
JPMorgan Mortgage Trust
3.202% due 07/27/2037 ~		5,187	1,832
4.723% (- 1.0*US0001M + 6.620%) due 01/25/2037 ^~(a)		20,131	4,069
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		1,336	1,024
5.562% due 02/15/2040 ~		1,376	877
Lehman XS Trust
2.117% (US0001M + 0.220%) due 06/25/2047 ~		3,506	3,177
Morgan Stanley Capital Trust
6.193% due 06/11/2049 ~		1,059	1,069
Motel 6 Trust
8.823% (LIBOR01M + 6.927%) due 08/15/2019 ~		11,695	11,907
Nomura Asset Acceptance Corp. Alternative Loan Trust
3.839% due 04/25/2036 ^~		6,270	5,720
Nomura Resecuritization Trust
6.706% due 07/26/2035 ~		4,277	3,373
RBSSP Resecuritization Trust
7.531% due 06/26/2037 ~		4,417	3,815
Residential Asset Securitization Trust
6.250% due 10/25/2036 ^		561	534
6.250% due 09/25/2037 ^		5,141	3,659
6.500% due 08/25/2036 ^		865	513
Structured Adjustable Rate Mortgage Loan Trust
3.570% due 01/25/2036 ^~		185	145
3.837% due 04/25/2047 ~		623	501
Structured Asset Mortgage Investments Trust
2.087% (US0001M + 0.190%) due 07/25/2046 ^~		12,503	11,090
WaMu Mortgage Pass-Through Certificates Trust
3.159% due 05/25/2037 ^~		165	141
Washington Mutual Mortgage Pass-Through Certificates Trust
4.783% (- 1.0*US0001M + 6.680%) due 04/25/2037 ~(a)		12,317	2,845
6.500% due 03/25/2036 ^		8,069	6,707

Total Non-Agency Mortgage-Backed Securities (Cost $152,642)			168,986

ASSET-BACKED SECURITIES 16.4%
ACE Securities Corp. Home Equity Loan Trust
2.037% (US0001M + 0.140%) due 07/25/2036 ~		3,693	2,957
Airspeed Ltd.
2.167% (LIBOR01M + 0.270%) due 06/15/2032 ~		4,671	4,070
Apidos CLO
0.000% due 07/22/2026 ~		3,000	1,765
Argent Securities Trust
2.087% (US0001M + 0.190%) due 03/25/2036 ~		5,994	3,623

Belle Haven ABS CDO Ltd.
2.571% (LIBOR03M + 0.250%) due 07/05/2046 ~		185,947	1,822
CIFC Funding Ltd.
0.000% due 05/24/2026 (h)		4,000	2,483
0.000% due 07/22/2026 (h)		3,000	1,764
Citigroup Mortgage Loan Trust
1.997% (US0001M + 0.100%) due 12/25/2036 ~		10,518	7,523
2.057% (US0001M + 0.160%) due 12/25/2036 ~		6,282	4,146
Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	3,272
3.600% due 11/27/2028		1,197	1,450
4.500% due 11/27/2028		1,047	1,270
6.200% due 11/27/2028		1,296	1,571
Countrywide Asset-Backed Certificates Trust
2.167% (US0001M + 0.270%) due 09/25/2046 ~		$15,000	9,389
Duke Funding Ltd.
2.433% (LIBOR03M + 0.640%) due 08/07/2033 ~		17,334	7,285
Glacier Funding CDO Ltd.
2.057% (US0003M + 0.270%) due 08/04/2035 ~		7,057	1,741
Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	1,000	912
Halcyon Loan Advisors European Funding BV
0.000% due 04/15/2030 ~		1,100	1,168
Long Beach Mortgage Loan Trust
2.087% (US0001M + 0.190%) due 02/25/2036 ~		$1,420	1,200
Man GLG Euro CLO
0.000% due 10/15/2030 «~	EUR	4,150	3,946
Merrill Lynch Mortgage Investors Trust
2.057% (US0001M + 0.160%) due 04/25/2037 ~		$956	607
5.953% due 03/25/2037		3,945	1,226
Morgan Stanley Mortgage Loan Trust
3.702% (US0006M + 1.250%) due 11/25/2036 ^~		856	459
5.965% due 09/25/2046 ^		7,628	4,336
NovaStar Mortgage Funding Trust
2.057% (LIBOR01M + 0.160%) due 10/25/2036 ~		33,451	21,030
People’s Financial Realty Mortgage Securities Trust
2.057% (US0001M + 0.160%) due 09/25/2036 ~		22,125	7,138
Renaissance Home Equity Loan Trust
5.812% due 11/25/2036		9,313	5,586
6.998% due 09/25/2037 ^		7,902	4,410
7.238% due 09/25/2037 ^		6,663	3,718
Sherwood Funding CDO Ltd.
2.251% (LIBOR01M + 0.360%) due 11/06/2039 ~		35,403	10,472
South Coast Funding Ltd.
2.411% (LIBOR03M + 0.600%) due 08/10/2038 ~		26,635	5,194
Specialty Underwriting & Residential Finance Trust
2.872% (US0001M + 0.975%) due 06/25/2036 ~		409	110
Taberna Preferred Funding Ltd.
2.167% (US0003M + 0.380%) due 08/05/2036 ~		646	549
2.167% (US0003M + 0.380%) due 08/05/2036 ^~		12,657	10,758
Washington Mutual Asset-Backed Certificates Trust
2.047% (US0001M + 0.150%) due 05/25/2036 ~		261	227

Total Asset-Backed Securities (Cost $141,631)			139,177

SOVEREIGN ISSUES 6.0%
Argentina Government International Bond
2.260% due 12/31/2038	EUR	4,410	3,664
3.375% due 01/15/2023		200	239
5.250% due 01/15/2028		200	235
6.250% due 11/09/2047		200	224
7.820% due 12/31/2033		14,733	19,673
22.844% (BADLARPP) due 10/04/2022 ~	ARS	84	7
24.839% (BADLARPP + 2.000%) due 04/03/2022 ~		89,562	4,359
25.331% (BADLARPP + 2.500%) due 03/11/2019 ~		400	19
26.088% (BADLARPP + 3.250%) due 03/01/2020 ~		1,600	81
28.875% (ARPP7DRR) due 06/21/2020 ~		130,062	6,633
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	14	17
4.900% due 09/15/2021		2,350	3,125
Egypt Government International Bond
4.750% due 04/16/2026		400	482
5.625% due 04/16/2030		400	478
Peru Government International Bond
6.350% due 08/12/2028	PEN	4,000	1,337
Qatar Government International Bond
3.875% due 04/23/2023		$600	598
4.500% due 04/23/2028		400	400
5.103% due 04/23/2048		400	397
Republic of Greece Government International Bond
3.000% due 02/24/2023	EUR	25	31
3.000% due 02/24/2024		25	31
3.000% due 02/24/2025		25	30
3.000% due 02/24/2026		25	30
3.000% due 02/24/2027		25	30
3.000% due 02/24/2028		25	30

3.000% due 02/24/2029	25	29
3.000% due 02/24/2030	25	29
3.000% due 02/24/2031	25	28
3.000% due 02/24/2032	25	28
3.000% due 02/24/2033	25	28
3.000% due 02/24/2034	25	27
3.000% due 02/24/2035	25	28
3.000% due 02/24/2036	25	27
3.000% due 02/24/2037	25	27
3.000% due 02/24/2038	25	27
3.000% due 02/24/2039	25	27
3.000% due 02/24/2040	25	27
3.000% due 02/24/2041	25	27
3.000% due 02/24/2042	25	27
4.750% due 04/17/2019	3,000	3,756
Saudi Government International Bond
4.000% due 04/17/2025	$3,000	2,961
5.000% due 04/17/2049	1,400	1,346
Turkey Government International Bond
6.125% due 10/24/2028	400	400
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)	365	104
9.250% due 09/15/2027 ^(e)	452	142

Total Sovereign Issues (Cost $49,997)		51,245

	SHARES
COMMON STOCKS 1.9%
CONSUMER DISCRETIONARY 0.8%
Caesars Entertainment Corp. (f)	584,952	6,639

ENERGY 0.4%
Forbes Energy Services Ltd. (f)(k)	66,131	503
Ocean Rig UDW, Inc. (f)	138,675	3,364
Warren Resources, Inc. «	23,043	31

		3,898

FINANCIALS 0.7%
TIG FinCo PLC «(k)	3,457,270	5,712

Total Common Stocks (Cost $17,676)		16,249

WARRANTS 0.1%
INDUSTRIALS 0.1%
Sequa Corp. - Exp. 04/28/2024 «	1,795,000	541

Total Warrants (Cost $0)		541

PREFERRED SECURITIES 3.8%
BANKING & FINANCE 0.3%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (i)(k)	1,840	2,171

INDUSTRIALS 3.5%
Sequa Corp.
9.000% «	33,284	29,956

Total Preferred Securities (Cost $35,451)		32,127

REAL ESTATE INVESTMENT TRUSTS 2.0%
REAL ESTATE 2.0%
VICI Properties, Inc. (k)	934,782	16,994

Total Real Estate Investment Trusts (Cost $12,650)		16,994

SHORT-TERM INSTRUMENTS 1.6%
REPURCHASE AGREEMENTS (l) 1.2%			10,449

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.1%
Letras del Banco Central de la Republica Argentina
25.150% due 10/17/2018	ARS	5,400	235
25.600% due 07/18/2018		1,190	55
25.650% due 08/15/2018		1,300	59
25.700% due 07/18/2018		10,300	475
26.150% due 05/16/2018		1,489	72
26.250% due 05/16/2018		5,780	279
26.450% due 05/16/2018		100	5

			1,180

ARGENTINA TREASURY BILLS 0.1%
9.034% due 09/14/2018 (g)(h)		17,800	845

U.S. TREASURY BILLS 0.2%
1.577% due 05/03/2018 - 07/05/2018 (g)(h)(m)(p)		$1,495	1,493

Total Short-Term Instruments (Cost $14,062)			13,967

Total Investments in Securities (Cost $1,049,700)			1,090,310

Total Investments 128.6% (Cost $1,049,700)			$1,090,310
Financial Derivative Instruments (n)(o) 0.6% (Cost or Premiums, net $139,324)			5,097
Preferred Shares (12.0)%			(101,975)
Other Assets and Liabilities, net (17.2)%			(145,865)

Net Assets Applicable to Common Shareholders 100.0%			$847,567

Notes to Schedule of Investments:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

¤	The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)	Contingent convertible security.

(k)	Restricted Securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas 10.000% due 12/15/2020	09/17/2013	$2,167	$2,171	0.26%
Forbes Energy Services Ltd.	10/09/2014 - 10/17/2016	2,028	503	0.06
TIG FinCo PLC	04/02/2015 - 07/20/2017	4,632	5,712	0.67
VICI Properties, Inc.	11/19/2014 - 11/20/2017	12,650	16,994	2.01

		$21,477	$25,380	3.00%

Borrowings and Other Financing Transactions

(l)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
DEU	1.830%	04/30/2018	05/01/2018	$5,100	U.S. Treasury Bonds 2.750% due 08/15/2042	$(5,226)	$5,100	$5,100
FICC	1.250	04/30/2018	05/01/2018	5,349	U.S. Treasury Notes 2.125% due 08/15/2021	(5,457)	5,349	5,349

Total Repurchase Agreements						$(10,683)	$10,449	$10,449

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	(2.000)%	01/09/2018	TBD	(3)		$(1,646)	$(1,636)
	0.750	03/26/2018	TBD	(3)		(1,772)	(1,773)
BPS	2.450	03/28/2018	05/29/2018			(10,014)	(10,037)
CFR	(2.500)	04/09/2018	05/07/2018			(201)	(201)
	(1.750)	03/13/2018	TBD	(3)	EUR	(1,756)	(2,115)
CIW	2.250	04/11/2018	05/10/2018			$(13,798)	(13,815)
JML	0.000	04/03/2018	TBD	(3)	GBP	(1,042)	(1,434)
JPS	2.300	04/16/2018	05/16/2018			$(3,644)	(3,648)
RTA	2.798	03/22/2018	06/22/2018			(6,328)	(6,348)
	2.819	03/12/2018	09/12/2018			(4,176)	(4,192)
	2.909	04/23/2018	07/23/2018			(2,822)	(2,824)
SOG	2.300	02/16/2018	05/16/2018			(12,151)	(12,208)
	2.330	02/21/2018	05/21/2018			(4,300)	(4,319)
	2.380	03/07/2018	06/07/2018			(4,073)	(4,088)
	2.380	03/12/2018	06/12/2018			(1,481)	(1,486)
	2.560	03/23/2018	06/22/2018			(5,428)	(5,443)
	2.600	04/10/2018	07/10/2018			(4,833)	(4,840)
	2.740	05/01/2018	08/01/2018			(18,363)	(18,363)
	3.189	07/12/2017	07/12/2018			(6,944)	(6,952)
	3.189	11/29/2017	07/12/2018			(2,134)	(2,137)
UBS	0.150	04/30/2018	05/30/2018		EUR	(9,866)	(11,915)
	2.090	02/02/2018	05/02/2018			$(7,095)	(7,131)
	2.280	02/27/2018	05/31/2018			(2,099)	(2,107)
	2.330	03/05/2018	06/05/2018			(7,799)	(7,828)
	2.370	03/12/2018	06/13/2018			(1,038)	(1,041)
	2.370	04/10/2018	06/13/2018			(3,093)	(3,097)
	2.410	03/07/2018	06/07/2018			(4,217)	(4,233)
	2.410	03/12/2018	05/03/2018			(537)	(539)
	2.410	03/21/2018	06/12/2018			(764)	(766)
	2.430	03/05/2018	06/05/2018			(9,968)	(10,006)
	2.530	02/27/2018	05/31/2018			(3,075)	(3,089)
	2.560	02/28/2018	05/31/2018			(5,268)	(5,291)
	2.580	03/05/2018	06/05/2018			(240)	(241)
	2.620	03/12/2018	06/13/2018			(281)	(282)
	2.660	03/12/2018	06/12/2018			(13,404)	(13,454)
	2.890	04/13/2018	05/14/2018			(5,498)	(5,506)

Total Reverse Repurchase Agreements							$(184,385)

(m)	Securities with an aggregate market value of $199,837 have been pledged as collateral under the terms of master agreements as of April 30, 2018.

(1)	Includes accrued interest.
(2)	The average amount of borrowings outstanding during the period ended April 30, 2018 was $(158,210) at a weighted average interest rate of 1.952%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.
(3)	Open maturity reverse repurchase agreement.

(n)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2018 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Banco Espirito Santo S.A.	5.000%	Quarterly	09/20/2020	8.365%		EUR 5,000	$(978)	$708	$(270)	$99	$0
Frontier Communications Corp.	5.000	Quarterly	06/20/2020	8.261		$9,600	(317)	(210)	(527)	0	(29)
Novo Banco S.A.	5.000	Quarterly	12/20/2021	7.520	EUR	300	(71)	55	(16)	7	0

							$(1,366)	$553	$(813)	$106	$(29)

Interest Rate Swaps

										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	3-Month USD-LIBOR	2.190%	Semi-Annual	12/28/2022		$726,200	$(1,516)	$(17,660)	$(19,176)	$6	$0
Pay	3-Month USD-LIBOR	2.860	Semi-Annual	04/26/2023		500,000	(1,369)	(87)	(1,456)	0	(13)
Receive (4)	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		256,400	4,568	6,698	11,266	0	(35)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		3,100	55	(160)	(105)	2	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		617,800	110,477	(54,180)	56,297	457	0
Receive (4)	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		753,500	28,854	58,086	86,940	0	(219)
Receive (4)	6-Month EUR-EURIBOR	1.000	Annual	06/20/2028	EUR	2,200	1	7	8	0	(5)
Receive (4)	6-Month EUR-EURIBOR	1.250	Annual	09/19/2028		21,400	(300)	(110)	(410)	0	(50)
Pay (4)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2028	GBP	55,200	1,265	(452)	813	0	(379)

							$142,035	$(7,858)	$134,177	$465	$(701)

Total Swap Agreements							$140,669	$(7,305)	$133,364	$571	$(730)

Cash of $26,792 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2018.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	This instrument has a forward starting effective date.

(o)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	05/2018	ARS	850		$41	$0	$0
BPS	05/2018	PEN	4,622		1,414	0	(6)
	05/2018		$60	ARS	1,227	0	(1)
	06/2018	ARS	33,903		$1,595	0	(7)
	07/2018		12,116		559	0	(3)
	08/2018		1,300		60	2	0
BRC	05/2018		$61	ARS	1,263	0	0
CBK	05/2018	ARS	560		$27	0	0
	05/2018	EUR	4,100		5,064	113	0
	05/2018		$7,236	GBP	5,185	0	(97)
	05/2018		580	RUB	33,197	0	(53)
	06/2018	ARS	8,848		$416	0	(2)
	06/2018	GBP	2,281		3,157	12	0
	07/2018	ARS	2,771		128	0	0
DUB	05/2018	BRL	495		149	8	0
	05/2018		$142	BRL	496	0	(1)
FBF	05/2018	ARS	400		$19	0	0
	05/2018	BRL	692		199	1	0
	05/2018	EUR	70,951		88,054	2,374	0
	05/2018		$203	BRL	692	0	(6)
	05/2018		3,656	RUB	207,077	0	(377)
	06/2018	BRL	692		$203	6	0
GLM	05/2018	ARS	270		13	0	0
	05/2018	BRL	97		29	1	0
	05/2018	GBP	774		1,081	15	0
	05/2018	RUB	33,197		535	9	0
	05/2018		$28	BRL	97	0	0
	07/2018		532	RUB	33,197	0	(9)
HUS	05/2018	ARS	520		$25	0	0
	05/2018	GBP	82,701		117,734	3,874	0
	05/2018		$56	ARS	1,141	0	(1)
	05/2018		4,215	RUB	244,682	0	(340)
	07/2018	ARS	1,190		$56	2	0
JPM	05/2018	EUR	1,765		2,159	27	0
	05/2018		$9,923	EUR	8,034	0	(221)
	05/2018		1,157	GBP	822	0	(25)
	07/2018	ARS	1,607		$74	0	0
MSB	05/2018	BRL	99		30	2	0
	05/2018		$28	BRL	99	0	0
RBC	05/2018	EUR	2,563		$3,164	69	0
	05/2018	GBP	1,507		2,105	30	0
RYL	05/2018	ARS	4,100		199	2	0
SCX	05/2018		$110,278	GBP	78,975	0	(1,548)
	06/2018	GBP	78,975		$110,426	1,543	0
SOG	06/2018		$188	RUB	10,934	0	(15)
SSB	05/2018		86,869	EUR	71,345	0	(714)
	06/2018	EUR	71,345		$87,066	713	0

Total Forward Foreign Currency Contracts						$8,803	$(3,426)

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2018 (2)	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	2.558%	$1,700	$(332)	$184	$0	$(148)
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	2.558	2,200	(437)	246	0	(191)
HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	2.558	2,800	(581)	337	0	(244)

							$(1,350)	$767	$0	$(583)

Interest Rate Swaps

									Swap Agreements, at Value
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
GLM	Pay	3-Month USD-LIBOR	3.088%	Semi-Annual	06/20/2023	$400,000	$5	$457	$462	$0

Total Swap Agreements							$(1,345)	$1,224	$462	$(583)

(p)	Securities with an aggregate market value of $433 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2018.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$20,379	$1,572	$21,951
Corporate Bonds & Notes
Banking & Finance	0	239,778	0	239,778
Industrials	0	229,871	491	230,362
Utilities	0	56,078	0	56,078
Convertible Bonds & Notes
Industrials	0	4,641	0	4,641
Municipal Bonds & Notes
California	0	4,080	0	4,080
District of Columbia	0	10,620	0	10,620
Illinois	0	21,816	0	21,816
New York	0	1,800	0	1,800
Texas	0	9,956	0	9,956
Virginia	0	1,318	0	1,318
West Virginia	0	13,691	0	13,691
U.S. Government Agencies	0	26,433	8,500	34,933
Non-Agency Mortgage-Backed Securities	0	168,986	0	168,986
Asset-Backed Securities	0	135,231	3,946	139,177
Sovereign Issues	0	51,245	0	51,245
Common Stocks
Consumer Discretionary	6,639	0	0	6,639
Energy	3,867	0	31	3,898
Financials	0	0	5,712	5,712
Warrants
Industrials	0	0	541	541
Preferred Securities
Banking & Finance	0	2,171	0	2,171
Industrials	0	0	29,956	29,956
Real Estate Investment Trusts
Real Estate	16,994	0	0	16,994
Corporate Bonds & Notes	0	0	0	0
Short-Term Instruments
Repurchase Agreements	0	10,449	0	10,449
Short-Term Notes	0	1,180	0	1,180
Argentina Treasury Bills	0	845	0	845
U.S. Treasury Bills	0	1,493	0	1,493

Total Investments	$27,500	$1,012,061	$50,749	$1,090,310

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	571	0	571
Over the counter	0	9,265	0	9,265

	$0	$9,836	$0	$9,836

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(730)	0	(730)
Over the counter	0	(4,009)	0	(4,009)

	$0	$(4,739)	$0	$(4,739)

Total Financial Derivative Instruments	$0	$5,097	$0	$5,097

Totals	$27,500	$1,017,158	$50,749	$1,095,407

There were no significant transfers among Levels 1 and 2 during the period ended April 30, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended April 30, 2018:

Category and Subcategory	Beginning Balance at 07/31/2017	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2018 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$1,607	$1,630	$(771)	$18	$8	$(47)	$0	$(873)	$1,572	$(12)
Corporate Bonds & Notes
Banking & Finance	7,218	0	(320)	3	16	(103)	0	(6,814)	0	0
Industrials	10,403	490	(10,403)	0	106	(105)	0	0	491	1
U.S. Government Agencies	8,136	0	(105)	157	41	271	0	0	8,500	267
Asset-Backed Securities	0	4,038	0	3	0	(95)	0	0	3,946	(95)
Common Stocks
Energy	31	0	0	0	0	0	0	0	31	0
Financials	4,561	0	0	0	0	1,151	0	0	5,712	1,151
Warrants
Industrials	842	0	0	0	0	(301)	0	0	541	(301)
Preferred Securities
Industrials	32,467	0	0	0	0	(2,511)	0	0	29,956	(2,511)

Totals	$65,265	$6,158	$(11,599)	$181	$171	$(1,740)	$0	$(7,687)	$50,749	$(1,500)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 04/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$1,572	Proxy Pricing	Base Price	98.000 - 100.000
Corporate Bonds & Notes
Industrials	491	Other Valuation Techniques (2)	—	—
U.S. Government Agencies	8,500	Proxy Pricing	Base Price	60.130
Asset-Backed Securities	3,946	Proxy Pricing	Base Price	79.190
Common Stocks
Energy	31	Other Valuation Techniques (2)	—	—
Financials	5,712	Other Valuation Techniques (2)	—	—
Warrants
Industrials	541	Other Valuation Techniques (2)	—	—
Preferred Securities
Industrials	29,956	Indicative Market Quotation	Broker Quote	$900.000

Total	$50,749

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.
(2)	Includes valuation techniques not defined in the Supplementary Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (the “SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of April 30, 2018, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

GLOSSARY: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RTA	Bank of New York Mellon Corp.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
CFR	Credit Suisse Securities (Europe) Ltd.	JML	JP Morgan Securities Plc	SOG	Societe Generale
CIW	CIBC World Markets Corp.	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	JPS	JP Morgan Securities, Inc.	UBS	UBS Securities LLC
DUB	Deutsche Bank AG

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	RUB	Russian Ruble
BRL	Brazilian Real	PEN	Peruvian New Sol	USD (or $)	United States Dollar
EUR	Euro

Index/Spread Abbreviations:
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate	EUR006M	6 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR01M	1 Month USD-LIBOR	US0003M	3 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR	US0006M	6 Month USD Swap Rate
EUR003M	3 Month EUR Swap Rate

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles
CLO	Collateralized Loan Obligation

Item 2. Controls and Procedures

(a)	The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO High Income Fund

By:	/s/ Peter G. Strelow

Peter G. Strelow

President (Principal Executive Officer)

Date: June 22, 2018

By:	/s/ Trent W. Walker

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

Date: June 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow

Peter G. Strelow

President (Principal Executive Officer)

Date: June 22, 2018

By:	/s/ Trent W. Walker

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

Date: June 22, 2018